EXHIBIT 32.2

ALLIED SECURITY INNOVATIONS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Allied Security Innovations, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Pellegrino, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-Q of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Allied Security Innovations, Inc. and will be retained by Allied Security Innovations, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 20, 2008

/s/ Michael Pellegrino
Michael Pellegrino Chief Financial Officer